Exhibit 10.1

GUIDELINES AND PROCEDURES FOR

TDS OFFICER BONUSES FOR 2007 PERFORMANCE YEAR

The following discusses the new procedure for awarding TDS officer bonuses. Starting with the 2007 performance year, seventy percent (70%) of each officer’s 2007 bonus will be determined by his/her assessed performance. The remaining thirty percent (30%) will be based on the business units’ financial results, as determined by their performance on meeting the targets contained in their approved senior management bonus programs for the performance year.

More specifically:

INDIVIDUAL PERFORMANCE BONUS (70% OF THE TARGET VALUE):

•                 Decision Making Components:

The supervising officer will take into consideration the following factors:

•                  The officer’s overall performance for the year, to include:

•                  His/her assessed performance in carrying out his/her ongoing duties and responsibilities, and all major initiatives for the year, including those that arose during the performance year.

•                  Interrelated with the above, the performance feedback received from the officer’s direct reports/key associates.

•                  Such additional factors as may be pertinent with respect to any particular officer’s performance during the year. They could include such things as new and substantive responsibilities assumed during the year; the caliber of the executive’s leadership and development of his/her team, and overall supervisory performance; and the development and maintenance of effective working relationships with key associates, as well as across the enterprise and at all organizational levels.

•                  As applicable, the executive’s level of pay in comparison with those holding similar positions in companies of comparable size across American industry will be taken into consideration in determining his/her total compensation for the year (salary and bonus).

•                 Rating Procedure:

An officer’s bonus for individual performance will be determined in accordance with the following rating system:

Performance Category	Bonus as a % of Target Bonus
Far exceeds reasonable performance standards.	140% - 170%
Significantly exceeds reasonable performance standards.	100% - 140%
Meets/Almost meets reasonable performance standards.	80% - 110%
Significantly below reasonable performance standards.	0% - 80%

COMPANY PERFORMANCE BONUS (30%):

•                 Methodology:

This bonus will be determined as follows:

Company	Bonus Program Results as a % of Target Results	Weighting	Bonus % Earned
USCC	%	75%	%
TDS Telecom	%	25%	%
Total Bonus Earned		100%

EXAMPLE OF HOW AN OFFICER’S BONUS WOULD BE CALCULATED:

•                 Compensation and Individual Performance Assumptions:

•                  Salary: $300,000

•                  Target Bonus Percentage: 30%

•                  Individual Performance rating: 120%

•                 Target Bonus Calculations Given Above Assumptions and New TDS Officer Bonus Ground Rules:

•                  For Individual and Company Performance: $90,000 ($300,000 x .3 = $90,000).

•                  For Individual Performance: $63,000 ($90,000 x .7 = $63,000).

•                  For Company Performance: $27,000 ($90,000 x .3 = $27,000).

•                  For USCC Bonus Program Performance: $20,250 ($27,000 x .75 = $20,250).

•                  For TDS Telecom Bonus Program Performance: $6,750 ($27,000 x .25 = $6,750).

•                 Bonus Program Results Assumptions:

•                  USCC bonus program results, as a percent of targeted results: 90%

•                  TDS Telecom bonus program results, as a percent of targeted results: 105%

•                 Bonus Earned Given Above Assumptions:

•                  For Individual Performance: $75,600 ($63,000 x 1.2).

•                  For Company Performance:

•                  Bonus percentage earned:

Company	Bonus Program Results as a % of Target Results	Weighting	Bonus % Earned
USCC	90%	75%	67.5%
TDS Telecom	105%	25%	26.3%
		100%	93.8%

•                  Dollar bonus earned: $25,300 ($27,000 x .938).

•                  For Individual and Company Performance Total Bonus earned:

•	For Individual Performance:	$ 75,600
•	For Company Performance:	$ 25,300
$100,900

In sum, with the above discussed method of determining TDS officer bonuses, we will formally recognize the important relationship between Company performance and the amount of TDS officers’ bonuses. However, 70% of each TDS officers’ annual bonuses will be determined by a thorough assessment of his/her performance. Thus, your accomplishments and contributions, and those of the teams you lead, will continue to be the primary determinant of your annual bonus awards.

The following is simply a guideline. Notwithstanding anything to the contrary, 100% of the bonus is discretionary and is not earned by the officer unless and until awarded and paid.